UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2009

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 610 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 8, 2009, Vantage Drilling Company (“Vantage” ) issued a press release announcing that its subsidiary, P2021 Rig Co., intends to commence an offering of $135.0 million principal amount of its senior secured notes due 2013 (the “Notes”). A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference. The Notes are being offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

In connection with the offering of the Notes, Vantage disclosed certain information to prospective investors in a preliminary offering memorandum dated December 8, 2009. Information from the offering memorandum relating to Summary—Recent Developments, Summary Historical Consolidated Financial and Operating Data, Risk Factors, Capitalization, Selected Historical Financial Data, Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations is filed as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8, respectively, to this Report. Because not all of the information contained in the preliminary offering memorandum is included in this Report, certain cross references and defined terms may not appear in such Exhibits. Vantage makes no admission as to the materiality of any information in this Report, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8, or that any such information includes material investor information that is not otherwise publicly available. The information filed in this Report pursuant to Item 8.01, including the information contained in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8, is summary information that is intended to be considered in the context of Vantage’s Securities and Exchange Commission (“SEC”) filings and other public announcements that Vantage may make, by press release or otherwise, from time to time. Vantage disclaims any current intention to revise or update the information filed in this Report, including the information contained in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8, although Vantage may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure. The information filed in this Report pursuant to Item 8.01, including the information contained in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8, is neither an offer to sell nor a solicitation of an offer to buy any of the Notes.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 — Press Release of Vantage Drilling Company issued on December 8, 2009.*

Exhibit 99.2 — Information contained under the caption “Summary—Recent Developments” in the preliminary offering memorandum.*

Exhibit 99.3 — Information contained under the caption “Summary Historical Consolidated Financial and Operating Data” in the preliminary offering memorandum.*

Exhibit 99.4 — Information contained under the caption “Risk Factors” in the preliminary offering memorandum.*

Exhibit 99.5 — Information contained under the caption “Capitalization” in the preliminary offering memorandum.*

Exhibit 99.6 — Information contained under the caption “Selected Historical Consolidated Financial Data” in the preliminary offering memorandum.*

Exhibit 99.7 — Information contained under the caption “Business” in the preliminary offering memorandum.*

Exhibit 99.8 — Information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the preliminary offering memorandum.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2009

VANTAGE DRILLING COMPANY

/S/ CHRIS E. CELANO
Chris E. Celano, General Counsel

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 — Press Release of Vantage Drilling Company issued on December 8, 2009.*

Exhibit 99.2 — Information contained under the caption “Summary—Recent Developments” in the preliminary offering memorandum.*

Exhibit 99.3 — Information contained under the caption “Summary Historical Consolidated Financial and Operating Data” in the preliminary offering memorandum.*

Exhibit 99.4 — Information contained under the caption “Risk Factors” in the preliminary offering memorandum.*

Exhibit 99.5 — Information contained under the caption “Capitalization” in the preliminary offering memorandum.*

Exhibit 99.6 — Information contained under the caption “Selected Historical Consolidated Financial Data” in the preliminary offering memorandum.*

Exhibit 99.7 — Information contained under the caption “Business” in the preliminary offering memorandum.*

Exhibit 99.8 — Information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the preliminary offering memorandum.*

*	Filed herewith